                                 EXHIBIT 10.11
                                 -------------

                               SECOND AMENDMENT
                               ----------------

                                      TO
                                      --

                              NET, NET, NET LEASE
                              -------------------

                         (SOMERA COMMUNICATIONS, LLC)


     THIS SECOND AMENDMENT is made and entered into, effective as of February 1, 1999, by and between SANTA BARBARA CORPORATE CENTER, LLC, a California limited liability company (the "Landlord"), and SOMERA COMMUNICATIONS, LLC, a California limited liability company (the "Tenant"), with reference to the following facts:

     RECITALS:
     --------

     A. Landlord and Tenant entered into that certain Net, Net, Net Lease dated as of January 20, 1998 (the "original Lease"), pursuant to which Tenant leased from Landlord certain real property located at 5383 Hollister Avenue in the unincorporated area of Santa Barbara County, California and more particularly described in the Lease (the "Original Premises").

     B. The Original Lease was amended by that certain First Amendment to Lease dated February 2, 1998 between Landlord and Tenant (the "First Amendment") (the Original Lease, as amended by the First Amendment, is referred to in this Second Amendment as the "Lease").

     C. Landlord and Tenant agree to modify the Lease in the manner set forth herein.

     AGREEMENTS:
     ----------

     NOW, THEREFORE, based upon the foregoing facts, which Landlord and Tenant agree are accurate, and in consideration of the mutual covenants set forth below, Landlord and Tenant hereby agree as follows:

1.   ADDITIONAL PREMISES
     -------------------

     Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, approximately 2,669 additional rentable square feet as shown on the plot plan attached as Exhibit A (the "Additional Premises"). Unless expressly provided to
            ---------
the contrary herein, the term "Premises" shall include the Original Premises and the Additional Premises for a total of 8,547 rentable square feet. Except as otherwise provided in this Amendment, Tenant shall lease the Additional Premises on the same terms and conditions as are applicable from time to time to the Original Premises.

2.   COMMENCEMENT DATE; TERM
     -----------------------

     The Commencement Date and the Rent Commencement Date for the Additional Premises shall be February 1, 1999. The term of the Lease for the Additional Premises shall be concurrent with the term for the Premises.

3.   TENANT'S PERCENTAGES
     --------------------

     Tenant's Percentages for the Premises and the Additional Premises shall be as follows:

     Original Premises            Additional Premises            Total
     -----------------            -------------------            -----

     Building: 7.18%                    3.26%              Building  10.44%
     Operating 7.18%                    3.26%              Operating 10.44%

4.   ADDITIONAL ANNUAL RENT
     ----------------------

     Effective as of February 1, 1999, Tenant's Annual Rent for the Premises shall be $141,198.80 (i.e., $11,766.57 per month) subject to adjustment as provided in Paragraph 3.5 of the Lease.

5.   SECURITY DEPOSIT
     ----------------

     Tenant's Security Deposit for the Premises shall be $11,766.57.

6.   EXPENSES
     --------

     Tenant shall bear all costs and expenses associated with this Amendment, including, without limitation, expenses incurred with respect to the preparation and negotiation of this Amendment and all architectural costs, space demising costs, and tenant improvement costs.

7.   EARLY TERMINATION RIGHT
     -----------------------

     The first sentence of Section 2.4(c) of the Original Lease is amended to read as follows:

          "As consideration for the exercise of the early termination right, the Lessee shall pay to the Lessor an amount equal to four (4) months of the total monthly rent then payable, which payment shall be paid to the Lessor concurrently with the delivery of notice of termination."

8.   FULL FORCE AND EFFECT
     ---------------------

     Other than as expressly modified hereby, the Lease remains in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment to Lease, effective as of the date set forth above.

                                        "LANDLORD"

                                        SANTA BARBARA CORPORATE CENTER, LLC,
                                        a California limited liability Company


       1/29/99                          By /s/ Jeffrey C. Bermant
---------------------                      -------------------------------------
         Date                              Jeffrey C. Bermant, Manager

                                        "TENANT"

                                        SOMERA COMMUNICATIONS, LLC, a
                                        California limited liability company


                                        By /s/ Dan Firestone
---------------------                      -------------------------------------
         Date                              Name:  Dan Firestone
                                                  ------------------------------
                                           Title: CEO, LLC, Manager
                                                  ------------------------------


List of Exhibits
----------------

Exhibit A    Plot Plan of Premises

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                                   EXHIBIT A
                                   ---------

                       PLOT PLAN OF ADDITIONAL PREMISES